UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2015 (June 9, 2015)
GIBRALTAR INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3556 Lake Shore Road P.O. Box 2028 Buffalo, New York	14219-0228

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number (716) 826-6500, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant filed a Form 8-K on June 15, 2015, reporting, among other things, the Registrant's acquisition of Rough Brothers Manufacturing, Inc., RBI Solar, Inc. and affiliates (collectively known as "RBI"). The Registrant did not file financial statements of RBI or any pro forma financial information at that time in accordance with the authority granted by Item 9.01 of Form 8-K. The Registrant is now filing audited consolidated financial statements of RBI as of and for the years ended December 31, 2012, 2013 and 2014, the unaudited consolidated financial statements of RBI for the three months ended March 31, 2014 and 2015 and the pro forma financial information, respectively, required by Items 9.01(a) and 9.01(b). The Registrant therefore hereby amends the following items of its Form 8-K filed June 15, 2015 as follows:

TABLE OF CONTENTS

Item 9.01 Financial Statements and Exhibits	2
SIGNATURE	3
EX-99.2	3
EX-99.3	3
EX-99.4	3
EX-99.5	3

Item 9.01 Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.
1.    Rough Brothers Manufacturing, Inc., RBI Solar, Inc and Affiliates ("RBI") Audited Financial Statements
(i)    Independent Auditors' Report
(ii)    Combined balance sheets as of December 31, 2014 and 2013
(iii)    Combined statements of income for years ended December 31, 2014, 2013 and 2012
(iv)    Combined statements of comprehensive income for years ended December 31, 2014, 2013 and 2012

(v)	Combined statements of changes in stockholders' equity for the years ended December 31, 2014, 2013 and 2012
(vi)    Combined statements of cash flows for the years ended December 31, 2014, 2013 and 2012

2.	RBI Unaudited Condensed Consolidated Financial Statements
(i)     Combined balance sheets as of March 31, 2015 and 2014
(ii)    Combined statements of income for three months ended March 31, 2015 and 2014
(iii)     Combined statements of cash flows for three months ended March 31, 2015 and 2014

(b)	Pro Forma Financial Information.
(i)    Unaudited pro forma condensed combined balance sheet as of March 31, 2015

(ii)	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2014

(iii)	Unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2015
(c)    Shell Company Transactions - Not Applicable.

(d)    Exhibits.
2.1    Stock Purchase Agreement dated June 9, 2015. Schedules have been omitted pursuant Item 601(b)(2) of Regulation S-K. For a brief description of the contents of these omitted scheduled, refer to the detailed information included in the Omitted Schedules Disclosure List included with the Stock Purchase Agreement filed as Exhibit 2.1 A copy of any omitted schedule will be furnished supplementally to The Securities and Exchange Commission by Gibraltar upon request.*
99.1    Press Release dated June 10, 2015*
99.2    RBI Audited Combined Financial Statements 2014 and 2013
99.3    RBI Audited Combined Financial Statements 2013 and 2012
99.4    RBI Unaudited Condensed Consolidated Financial Statements
99.5     Pro Forma Financial Information
______________
*Previously filed

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GIBRALTAR INDUSTRIES, INC.
Date: August 25, 2015	By:
Kenneth W. Smith
Senior Vice President and Chief Financial Officer

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